Execution Version TERM LOAN INTELLECTUAL PROPERTY SECURITY AGREEMENT This TERM LOAN INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 21, 2023, is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and Alphia Inc., as Lender (the “Lender”). WHEREAS, Better Choice Company Inc., a Delaware corporation (the “Borrower”) and the Lender have entered into a Term Loan Credit Agreement dated of even date herewith (as amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), the “Term Loan Credit Agreement”); WHEREAS, as a condition precedent to the making of the Term Loan by the Lender, each Grantor has executed and delivered that certain Term Loan Security Agreement dated June 21, 2023 among the Grantors and the Lender (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”); and WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Lender, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement for recording with the United States Patent and Trademark Office, the United States Copyright Office and any other appropriate domestic governmental authorities, as applicable. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows: SECTION 1. Grant of Security. As security for the payment or performance, as the case may be, in full, of the Secured Obligations, each Grantor hereby grants to the Lender, a security interest in all of such Grantor’s right, title and interest in and to the following to the extent governed by, arising under, pursuant to, or by virtue of, the laws of the United States of America or any state thereof (the “Collateral”): all patents, patent applications, utility models, statutory invention registrations and all inventions, including those claimed or disclosed therein and all improvements thereto (“Patents”); all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, and all general intangibles of like nature whether registered or unregistered, together, in each case, with the goodwill symbolized thereby (“Trademarks”); all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”); all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual and intangible property of any type, including, without limitation, industrial designs and mask works; all registrations and applications for registration for any of the foregoing in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, including, without limitation, the registrations and applications for registration of United States intellectual property set forth in Schedule I hereto (as may be supplemented from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof; all written agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary (“IP Agreements”) and all rights of such Grantor thereunder; and any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (e), the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Assets, including, but not limited to, any intent-to-use trademark applications prior to the filing, and acceptance by the United States Patent and Trademark Office, of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, if any, to the extent that, and solely during the period in which, the grant of a security interest therein prior to such filing and acceptance would impair the validity or enforceability of such intent-to-use trademark applications or the resulting trademark registrations under applicable federal law. SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents (as such Loan Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to the Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the effects of Debtor Relief Laws. SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement. SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or in .pdf or similar format by electronic mail shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Lender with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern. SECTION 6. Governing Law; Jurisdiction; Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE EXCLUSIVE GENERAL JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “NEW YORK SUPREME COURT”), AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (THE “FEDERAL DISTRICT COURT,” AND TOGETHER WITH THE NEW YORK SUPREME COURT, THE “NEW YORK COURTS”) AND APPELLATE COURTS FROM EITHER OF THEM; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE (I) THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS (IN WHICH CASE ANY PARTY SHALL BE ENTITLED TO ASSERT ANY CLAIM OR DEFENSE, INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER, (II) ANY PARTY FROM BRINGING ANY LEGAL ACTION OR PROCEEDING IN ANY JURISDICTION FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT, (III) IF ALL SUCH NEW YORK COURTS DECLINE JURISDICTION OVER ANY PERSON, OR DECLINE (OR, IN THE CASE OF THE FEDERAL DISTRICT COURT, LACK) JURISDICTION OVER ANY SUBJECT MATTER OF SUCH ACTION OR PROCEEDING, A LEGAL ACTION OR PROCEEDING MAY BE BROUGHT WITH RESPECT THERETO IN ANOTHER COURT HAVING JURISDICTION AND (IV) IN THE EVENT A LEGAL ACTION OR PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO OR INVOLVING ANY OF ITS ASSETS OR PROPERTY IN ANOTHER COURT (WITHOUT ANY COLLUSIVE ASSISTANCE BY SUCH PARTY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES), SUCH PARTY FROM ASSERTING A CLAIM OR DEFENSE (INCLUDING ANY CLAIM OR DEFENSE THAT THIS SECTION 6 WOULD OTHERWISE REQUIRE TO BE ASSERTED IN A LEGAL ACTION OR PROCEEDING IN A NEW YORK COURT) IN ANY SUCH ACTION OR PROCEEDING. (c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE TERM LOAN

CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. (e) EACH PARTY TO THIS IP SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(E) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Page to Term Loan Intellectual Property Security Agreement] IN WITNESS WHEREOF, each Grantor and the Lender have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above. BETTER CHOICE COMPANY INC. By: _______________________________________ Name: Kent Cunningham Title: Chief Executive Officer HALO, PURELY FOR PETS, INC. By: _______________________________________ Name: Kent Cunningham Title: Chief Executive Officer DocuSign Envelope ID: 64AFB9F8-1CFE-4ACC-8AB6-4792BECB93D3

[Signature Page to Term Loan Intellectual Property Security Agreement] ALPHIA INC., as Lender By: Name: Title: David McLain Chief Executive Officer

Schedule I

INTELLECTUAL PROPERTY

Registered Trademarks and Active Trademark Applications

Country	Trademark	Owner	Status	Filing Date	Appl. Ser. No.	Reg. Date	Reg. No.
USA	LOVE YOUR CAT'S LIFE	Better Choice Company Inc.	Registered	6/6/2017	87477430	1/12/2021	6245737
USA	LOVE YOUR CAT'S LIFE	Better Choice Company Inc.	Registered	6/6/2017	87979609	3/5/2019	5693690
USA	TRUDOG	Better Choice Company Inc.	Registered	8/8/2013	86032169	5/27/2014	4540604
USA	LOVE YOUR DOG'S LIFE	Better Choice Company Inc.	Registered	6/14/2013	85959882	2/10/2015	4685423
USA	CLOUD NINE	Halo, Purely for Pets, Inc.	Registered	4/29/2004	78/410,393	7/19/2005	2970425
USA	CLOUD NINE HERBAL DIP	Halo, Purely for Pets, Inc.	Registered	9/20/1996	75/169,663	10/21/1997	2106939
USA	DreamCoat (Stylized/Design)	Halo, Purely for Pets, Inc.	Registered	3/23/2018	87/846,700	9/11/2018	5561194
USA	GARDEN OF VEGAN	Halo, Purely for Pets, Inc.	Registered	9/2/2016	87/159,411	10/31/2017	5325313
USA	HALO	Halo, Purely for Pets, Inc.	Registered	8/5/1992	74/302,240	4/13/1993	1764019
USA	HALO	Halo, Purely for Pets, Inc.	Registered	3/6/2007	77/123,050	11/20/2007	3338946
USA	HALO (Stylized/Design)	Halo, Purely for Pets, Inc.	Registered	3/22/2018	87/845,390	9/11/2018	5561192
USA	HALO (Stylized/Design)	Halo, Purely for Pets, Inc.	Allowed	12/16/2021	97/174,494	N/A	N/A
USA	HALO BECAUSE WHOLE MAKES A WHOLE LOT OF DIFFERENCE (Stylized/Design)	Halo, Purely for Pets, Inc.	Registered	12/27/2016	87/281,362	10/24/2017	5318672
USA	HALO BECAUSE WHOLE MEAT MAKES A WHOLE LOT OF DIFFERENCE (Stylized/Design)	Halo, Purely for Pets, Inc.	Registered	12/27/2016	87/281,360	10/24/2017	5318671
USA	HALO ELEVATE	Halo, Purely for Pets, Inc.	Registered	4/7/2021	90/628,351	11/15/2022	6902368

Country	Trademark	Owner	Status	Filing Date	Appl. Ser. No.	Reg. Date	Reg. No.
USA	HALO ELEVATE	Halo, Purely for Pets, Inc.	Allowed	4/30/2021	90/683,300	N/A	N/A
USA	HALO HAPPY	Halo, Purely for Pets, Inc.	Allowed	4/7/2021	90/628,352	N/A	N/A
USA	HALO HAPPY	Halo, Purely for Pets, Inc.	Allowed	4/30/2021	90/683,302	N/A	N/A
USA	HALO HOLISTIC	Halo, Purely for Pets, Inc.	Registered	9/24/2018	88/128,626	5/24/2022	6739699
USA	HALO HOLISTIC	Halo, Purely for Pets, Inc.	Allowed	4/30/2021	90/683,303	N/A	N/A
USA	HALO PURELY FOR PETS	Halo, Purely for Pets, Inc.	Registered	1/10/2001	76/192,223	8/27/2002	2611979
USA	HEALTHSOME	Halo, Purely for Pets, Inc.	Registered	3/11/2009	77/688,415	11/23/2010	3880680
USA	HOLISTIC. WHOLE. HUMANE.	Halo, Purely for Pets, Inc.	Registered	9/15/2017	87/609,936	9/11/2018	5559197
USA	LIV-A-LITTLES	Halo, Purely for Pets, Inc.	Registered	11/1/2005	78/744,462	10/3/2006	3150982
USA	LUV-A-LOTS	Halo, Purely for Pets, Inc.	Registered	6/13/2016	87/069,066	10/23/2018	5590757
USA	OCEAN OF VEGAN	Halo, Purely for Pets, Inc.	Registered	5/7/2019	88/418,520	7/6/2021	6411886
USA	OUR #1 PRIORITY IS YOUR PET'S #2	Halo, Purely for Pets, Inc.	Registered	8/24/2017	87/581,807	6/5/2018	5488224
USA	POOP THAT'S A PLEASURE TO SCOOP	Halo, Purely for Pets, Inc.	Registered	7/5/2017	87/515,839	3/6/2018	5419986
USA	POOPSIE	Halo, Purely for Pets, Inc.	Registered	5/25/2017	87/977,827	7/17/2018	5521324
USA	Poopsie Design	Halo, Purely for Pets, Inc.	Registered	5/25/2017	87/977,227	5/8/2018	5466441
USA	SPOT'S STEW	Halo, Purely for Pets, Inc.	Registered	3/13/1998	75/449,735	1/5/1999	2216548
USA	SPOT'S STEW SUCCULENT SALMON RECIPE	Halo, Purely for Pets, Inc.	Registered	3/8/2007	77/125,531	6/10/2008	3446096
USA	THE FEED	Halo, Purely for Pets, Inc.	Pending	9/7/2022	97581094	N/A	N/A
USA	THE WORLD'S BEST FOOD FOR THE WORLD'S BEST KIDS	Halo, Purely for Pets, Inc.	Allowed	12/15/2021	97/172,905	N/A	N/A
USA	WHOLE MEAT MAKES A WHOLE LOT OF DIFFERENCE	Halo, Purely for Pets, Inc.	Registered	7/5/2017	87/515,841	2/20/2018	5409144
USA	XTRA-C	Halo, Purely for Pets, Inc.	Registered	6/2/2003	76/521,838	5/25/2004	2847006
USA	IT'S BETTER	Better Choice Company, Inc.	Cancelled	3/4/2016	86928894	3/20/2018	5428949

Country Trademark Owner Status Filing Date Appl. Ser. No. Reg. Date Reg. No. USA KEEP YOUR BEST FRIEND FIT Better Choice Company, Inc. Cancelled 2/10/2017 87332040 9/5/2017 5280904 USA KEEPING IT REAL Better Choice Company, Inc. Cancelled 12/19/2013 86148549 3/13/2018 5423612 USA ORAPUP Better Choice Company, Inc. Cancelled 10/4/2012 85745543 6/4/2013 4346420 USA TRUPET Better Choice Company, Inc. Cancelled 8/8/2013 86032463 10/21/2014 4625980 Patents and Patents Pending None. Copyrights and Copyrights Pending None.